EXHIBIT 10(a)





INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Amendment No. 14 to Investment Company Act File No. 811-06089 on Form N-1A of our report dated February 14, 2002 appearing in the December 31, 2001 Annual Report of Merrill Lynch Short-Term Global Income Fund, Inc.

/s/ Deloitte & Touche LLP

New York, New York
April 17, 2002

                                     C-13

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